PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.1

EXECUTION VERSION

Amendment To The Share Purchase Agreement

This Amendment, made and entered into on September 8, 2016 is to the Share Purchase Agreement dated November 4, 2014 (the “Agreement”) which was entered into by and between Magnus Pacific Corporation, now known as Great Lakes Environmental and Infrastructure, LLC (the “Company”) and Great Lakes Environmental and Infrastructure Solutions, LLC (the “Purchaser”).

Recitals

WHEREAS, the Parties have agreed to modify the Agreement pursuant to the terms of this Amendment; and

WHEREAS, the terms of this Amendment shall modify the related terms in the Agreement.

NOW THEREFORE, in consideration of the obligations herein made and undertaken, the Parties, intending to be legally bound, covenant and agree as follows:

1.	Section 1.05 of the Agreement is amended as follows:

The first sentence is deleted in its entirety and replaced with the following, “For purposes of this Section 1.05, all EBITDA calculations shall be based on the Business and shall be calculated in accordance with Schedule B attached hereto.”

The last sentence of Section 1.05(a) of the Agreement is deleted in its entirety and replaced with the following, “References to “EBITDA of Purchaser” shall mean the EBITDA from the Business and shall be calculated in accordance with Schedule B attached hereto.”

Section 1.05(b) is deleted in its entirety and replaced with the following, “Any amounts received by Sellers pursuant to (a) above will be adjusted based on the value of the 2017-2019 average EBITDA of Purchaser as of December 31, 2019 (the “2019 EBITDA of Purchaser”).  Seller shall receive the full value of the Earnout Payment provided that the 2019 EBITDA of Purchaser meets or exceeds [*]Dollars ($[*]) (the “2019 EBITDA Target”).  In the event the 2019 EBITDA of Purchaser does not meet the 2019 EBITDA Target, the Earnout Payment shall be reduced in the amount proportional to the amount by which the 2019 EBITDA of Purchaser was below the 2019 EBITDA Target; provided, however, there is no Earnout Payment if the 2019 EBITDA Target is below [*] Dollars ($[*]).

2.	For the purpose of interpreting the modifications to Section 1.05 as made above, Schedule B of the Agreement and Schedule 1 of the Note are amended, with regards to Section 1.05 only, as follows:

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The third sentence of the first paragraph is deleted in its entirety and replaced with the following, “The applicable Earnout Period for Section 1.05 of the Agreement shall be calendar years 2017-2019.”

The definition of EBITDA of Purchaser is deleted and replaced with the following, “shall mean an amount equal to the sum of: (i) the EBITDA of Company for the respective time period as calculated in accordance with the provisions set forth above, and (ii) the EBITDA for the respective time period of (a) the business of Company if such business is operated by a separate entity or party of a separate entity and (b) adjusted to reflect the impact of a Business Addition and related Investor Return, as set out above.”

3.	Words not defined in this Amendment shall have the same meaning as ascribed to them in the Agreement.
4.	Other than as specifically modified by the terms of this Amendment, all other terms of the Agreement shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the Parties hereto execute this Amendment as of the date first written above.

Great Lakes Environmental and [GLEI]

Infrastructure Solutions, LLC

By:_/s/Jonathan W. Berger__________By:_/s/ Louay Owaidat_____________

Jonathan W. BergerLouay Owaidat

ManagerSeller Representative, as

authorized pursuant to Section

10.16(c) of the Agreement